Exhibit 99.1

   Synlogic   DESIGNED FOR LIFE  Corporate Overview January 2019

 Forward Looking Statements  This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases, including: inborn errors of metabolism, liver disease, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat hyperammonemia and phenylketonuria; the expected timing of our anticipated clinical trial initiations; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our quarterly Report on Form 10-Q filed with the SEC on November 13, 2018. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

       Synthetic BioticTM Medicines Designing for LIFE  Patient NeedThere remain many indications for which conventional medicines do not provide effective solutions for all patients    An Engineered Living Medicine SolutionSynlogic is harnessing nature and technology to create LIVING medicines designed to significantly improve patients’ LIVES     Conventional Approaches LimitedSingle mechanism agents do not address complex biology, often lead to systemic exposure without control  © 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 3

   v              Synthetic BioticTM Medicines A Novel Class of Engineered Living Medicines  Designed genetic circuits to execute biological functionsDegradation of disease-causing metabolitesProduction of therapeutic molecules  Bacterial chassisNon-pathogenicAmenable to genetic manipulation  PATHWAYS, COMBINATIONS, BIOMARKERS  PROGRAMMABLE POTENCY AND CONTROL  LOCAL ACTIVITY, REDUCED SYSTEMIC TOXICITY              BIOTIC  SYNTHETIC

   Synthetic Biotic Portfolio: Breadth and Potential  Initial Applications Designed to Target Different Sites of Action in Metabolic and Immunomodulatory Diseases  Oral Administration  IMMUNOMODULATION  METABOLIC DISEASES  Immuno-Oncology  Inflammatory and Autoimmune  Small or Large Intestine  “Cold” Solid Tumors  Small or Large Intestine  Rare MetabolicDisease  BroadMetabolicDisease

   Synthetic Biotic Portfolio          Hyperammonemia – Urea Cycle Disorder  Research  IND-Enabling Studies  Phase 1  Phase 2  Phenylketonuria  Additional Rare Metabolic Diseases  Hyperammonemia – Hepatic Encephalopathy (HE)  Inflammatory Bowel Disease  Immuno-Oncology Solid Tumors  Additional Oncology Applications  SYNB1020    SYNB1618        SYNB1020        SYNB1891        Rare Metabolic DiseasesBroad Metabolic DiseaseImmunomodulation

 UREA CYCLE DISORDERS (UCD)  SYNB1020 for Hyperammonemia Indications  Characterized by Systemic Ammonia Accumulation  Neuropsychiatric complication in patients with end-stage liver disease (cirrhosis)Liver dysfunction leads to ammonia accumulationToxic to brain, leading to HE crisis & hospitalizationPatients: 165,000 diagnosed overt patients in USUp to 70% of patients with cirrhosis characterized as covert (subclinical)Treatment: Lactulose: laxative with significant side effectsRifaximin: reduction in overt HE recurrence  Genetic defects in Urea CycleDeficiency in one of the six enzymes Nitrogen accumulates as toxic ammonia leading to metabolic crisisPatients: ~2,000 diagnosed in US; similar in EUTreatment: Ammonia scavengers: Buphenyl® (sodium phenylbutyrate), Ravicti® (glycerol phenylbuterate)Low protein diet with amino acid supplements  Target Profile to Address Unmet Need:Reduce episodes of hospitalizationImprove cognitive outcomes, Quality of Life  Target Profile to Address Unmet Need:Maintain blood ammonia in normal range, avoid crisisProtein liberalization: 50-100% more per dayOral administration  HEPATIC ENCEPHALOPATHY (HE)

   Arginine  Urea    SYNB1020 Mechanism of Action:  Under normal conditions, the urea cycle metabolizes ammonia into ureaIn UCD and HE, ammonia is not efficiently metabolized via urea cycle. SYNB1020 provides an alternative mechanism  Conversion of Toxic Ammonia into Beneficial Arginine for the Treatment of UCD and HE  Ammonia/NH4Cl  UreaCycle        Ammonia  Arginine  Arginine  argD  argF  argI  argG  carA  carB  argR  argE  argC  argB  argH  Metabolic Conversions  FNR  FNR  argAfbr    Glutamate      Converts ammonia to Arginine  Engineered Probiotic Bacteria: E. coli NissleComponents of Synthetic Genetic Circuit  Can re-enter the Urea Cycle  Ammonia metabolism blocked in disease

 Potent and Efficacious Ammonia Reduction and Improved Survival  SYNB1020 Preclinical Characterization  IN VITRO  UCD MOUSE MODEL  * HK: heat killed

   SYNB1020 Clinical Data in Healthy Volunteers  Dose-dependent Increase in SYNB1020 in Feces, Clearance on Cessation of Dosing  DOSE-DEPENDENT INCREASE IN FECES  CLEARANCE  Dosing period = 14 days  Dosing period = 14 daysSamples collected daily

 URINARY NITRATE  PLASMA NITRATE  Nitrate as a Biomarker for SYNB1020 Activity  Dose-dependent Production of Plasma and Urinary Nitrate  Dose:   Dose:

   SYNB1020 Clinical Development  Hepatic Encephalopathy Phase 1b/2a in Patients with Cirrhosis and Elevated Ammonia  Hepatic Encephalopathy Clinical TrialRandomized, double-blind placebo-controlled study ongoing at multiple sites in the US Primary outcome: establish safety/tolerability in patients with cirrhosis and elevated ammoniaSecondary outcome: reduction of ammonia  2018  2019  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4      Phase 1b / 2a  Phase 1b / 2a  PROGRAM  Hepatic Encephalopathy  Urea Cycle Disorder(planned)  Mild Cirrhosis Patients, MELD1<12, Open label, TID for 6 days  Sentinel cohort for safetyN = 6  Cirrhosis Patients: MELD < 20 & Elevated Ammonia; RCT, TID for 6 days  Proof of MechanismN up to 40    Safety Evaluation  Part 1  Part 2  1. MELD score: scoring system model for end-stage liver disease

   PKU is a rare inherited amino acid metabolism disorder Causes build up of amino acid phenylalanine (Phe) in the bodyToday, less than half of adults are at or below target Phe levels of 120-360 mmol / LIf left untreated, symptoms include cognitive impairment, convulsions, behavioral problems, skin rashPatients:16,500 diagnosed in US, similar in EU5Treatment: Phenylalanine is found in all proteins therefore low protein diet is followed (no meat, dairy, nuts, eggs)KUVAN® (sapropterin dihydrochloride): PAH cofactor. 20-40% of patients are respondersPalynziqTM (pegvaliase-pqpz): injectable, pegylated, bacterial enzyme (phenylalanine ammonia-lyase or PAL) for treatment of adult patients  SYNB1618 for Phenylketonuria (PKU)  Target Profile to Address Unmet Need:Manage Phe below target levels to prevent irreversible cognitive damageIncrease natural protein intake: classic PKU patients’ natural protein intake is typically less than 10g Oral dosing without systemic toxicity  Goal: Managing Plasma Phe Levels

     SYNB1618 Mechanism of Action  Amino acids from dietary proteins (absorption and recirculation)                  Phe  PKU  Healthy  Phenylalanine Hydroxylase (PAH) converts Phe into Tyrosine          Tyrosine  Accumulation of Phe to toxic levels  Impaired PAH                    SYNB1618      Manage Phe levels      When Phe is not efficiently metabolized (PKU) SYNB1618 provides an alternative mechanismPAL3: produces TCA which is converted to HA in the liver and is excreted in urineLAAD: produces phenylpyruvate (PP)  Phenylalanine (Phe)  Hippuric Acid (HA)    Engineered Probiotic Bacteria: E. coli NissleComponents of Synthetic Genetic Circuit  trans-Cinnamic Acid (TCA)      PheP: High-Affinity Uptake    trans-Cinnamic Acid (TCA)  pheP  PAL3  Metabolic Conversions  FNR  FNR  FNR  FNR  Phenylalanine        LAAD  AraC  AraC  Phenylalanine (Phe)      Phenylpyruvate (PP)

   SYNB1618 Preclinical Characterization  Biomarkers Demonstrate Activity of SYNB1618 in Mouse Model of PKU and Healthy NHPs  IN VIVO EFFICACY IN (PKU) PAHenu2/enu2 MOUSE  DOSE RESPONSE IN HEALTHY NHP’s  Nat. Biotechnol. 2018 Oct;36(9):857-864  Development of synthetic live bacterial therapeutic for the human metabolic disease phenylketonuriaVincent M Isabella et al, Synlogic, Inc.

 SYNB1618 in the Clinic: Safety  There were no treatment-related serious adverse events, no systemic toxicity or infections Treatment-emergent adverse events were either mild or moderate in severity, and reversible. Most adverse events were GI-relatedSingle dose MTD was defined as 2x1011 CFU. Doses above this level were associated with dose-limiting GI adverse eventsAll subjects cleared the bacteria. There was no evidence of colonization, and no subject required antibiotics  Interim Analysis of Phase 1/2a SAD/MAD Study Demonstrates Safety and Clearance in Healthy Volunteers  Based on pharmacodynamic data and tolerability profile, a dose of 7x1010 CFU was identified for the second part of the study in PKU patients  56 healthy volunteers  Received at least one dose of SYNB1618 or placebo  AdultsAge range: 18-62 yrs old

     SYNB1618 in the Clinic: Activity  Statistically Significant Dose-dependent Activity of SYNB1618 in Healthy Volunteers  SYNB1618 or placebo  Protein shake /meal   D5-Phe         Measure over 6hrs:Plasma:Phe/D5-PheTCA/D5-TCAUrine: HA/D5-HA  TCA AUC SINGLE DOSE RESPONSE  MAD URINARY HA AND D5-HA   Key: HA: Hippurate, D5-HA: labeled HA, CFB: change from baseline, CFP: change from placebo

   SYNB1618 Clinical Development  Phase 1/2a in Healthy Volunteers with Patient Cohort  2018  2019  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4      Phase 1 / 2a  Phase 1 / 2a  SAD / MAD Healthy Volunteers  SD / MDPKU Patients  PROGRAM  PKU Clinical Trial DesignRandomized, double-blind placebo-controlled study ongoing at multiple sites in the US Primary outcome: establish safety/tolerability following single and multiple doses in HV and PKU patients Secondary outcome: SYNB1618 kinetics in fecesExploratory: change from baseline in plasma and urinary biomarkers  Single Ascending Dose (SAD)Healthy Volunteers6 cohorts, N = 24  Multiple Ascending Dose (MAD)7 daysHealthy Volunteers; 4 cohorts, N = 32    MTD    Dose ID  Single Dose (SD)PKU PatientsN = 4  Multiple Dose (MD)7 daysPKU Patients; N up to 20    Dose Confirm

   Synlogic Internal GMP Manufacturing Capabilities  In-house Process Development and Clinical Manufacturing for Early & Mid-Stage Trials      Biotherapeutic Manufacturing  Candidate Selection & Process Dev.          Testing (in vitro and in vivo)  Strain Engineering  OptimizedProcess  Scale-up    Process development and lab scale production    MicrobioreactorsHigh throughput strain screening & process development  Fermentation  DownstreamHarvest/Formulation  Lyophilization, milling, & capsule fill  Discovery  Lead Optimization  Pre-IND  Phase 1  Mid-Stage Trials      Analytical Methods Development and Validation

   Metabolic Programs: Progress and 2019 Milestones  2019 Milestones  SYNB1618Complete ongoing study in PKU patients Data expected mid-2019 (safety, tolerability and biomarkers)SYNB1020Complete ongoing study in cirrhosis patients Data expected mid-2019 (safety, tolerability and ammonia-lowering)With ammonia-lowering data define development planAdvance preclinical pipeline  2018 Accomplishments  SYNB1618Preclinical data published in Nature Biotechnology Safe, well-tolerated, proof of mechanism in healthy volunteersFDA Fast Track Designation for treatment of PKUSYNB1618 and SYNB1020 Initiated studies in patients Established in-house manufacturing capability for mid-stage clinical studies. Developed path to solid oral formulation

 © 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 21  Immuno-Oncology

       CHECKPOINT INHIBITORS HAVE TREATMENT FAILURES  Synlogic Vision for Immuno-Oncology  Expand the Benefits of Immunotherapy Broadly Across Tumor Types  Other tumors, where CPIs are not indicated, show little-to-no response to checkpoint inhibitors  Failure Rates for Select FDA Approved CPI Monotherapy      55%  NSCL 1st line      60%  Melanoma 1st line      71%  Bladder 1st line      87%  Cervical / Gastric 2nd line    Non-responders  For indications where immune checkpoint inhibitors are indicated, 55-87% of patients fail to respond  Nature often gives us hints to her profoundest secrets, and it is possible that she has given us a hint in which, if we will but follow, may lead us on to the solution of this difficult problem.  “    ”  Bacteria Recognized as Earliest Immunotherapy  DR. WILLIAM B. COLEYIMMUNO-ONCOLOGY PIONEER  Enable broad response and remission through engagement of multiple immunomodulatory pathways to enhance tumor inflammation and promote robust T cell responses

   A Tumor Can Evade Multiple Critical Aspects of the Cancer-Immunity Cycle    Killing  Recognition  Infiltration  Antigen release  Presentation  Priming and activation  T cell trafficking      Insufficientactivity/proliferation  Immuno-suppression  Insufficient trafficking  Insufficient priming  Recognized Need to Combine Mechanisms to Broaden the Benefit of Immunotherapy  Adapted from Chen, Melman; Immunity 2013  MONOTHERAPIES OFTEN FAIL TO OVERCOME TUMOR EVASION MECHANISMS  Rationally Designed for Combinatorial EffectLocally Inflame the tumor microenvironment (TME)Systemically Drive Tumor-Antigen Specific Immunity In Situ Vaccination: Neo-antigen Priming and Sustained Immune Response  ENGINEER LIVING SOLUTIONS: SYNTHETIC BIOTIC MEDICINES

 BEHAVIOR WITHIN TUMOR  CHASSIS DISTRIBUTION  Intra-tumoral Injection of Synthetic Biotic Chassis: Tumor Colonization Without Leakage; Local Innate Immunity  Robust proliferation in tumor.No significant leakage  in B16.F10 Mice    Survival/proliferation in tumors 10-15 days post-single dose. Potential for limited injections  Elicits innate responses (IL-6 and TNFα) in the tumor. Not in circulation    30 mins  24 hrs  72 hrs  Image of Tissue  Reporter Signal      TumorCross Section

 Dual Innate Immune Activator:Synthetic Biotic Medicine Producing STING Agonist (SYNB1891)  Synthetic biology applied to confer activities for efficacy and control for safetyDesigned as a dual innate immune activator: combined benefit of bacterial chassis and STING agonistThe dacA gene is integrated into genome under the control of inducible promoter (Pfnr) to produce c-di-AMP (CDA)Dual biosafety feature via auxotrophies – no proliferation in tumor, systemic circulation or environmentLearnings inform future combinations  ANAEROBIC ENVIRONMENT            dacA      Pfnr  ATP +ATP  Cyclic-di-AMP(STING Agonist)    02  AuxotrophiesDiaminopimelic acid (DAP)Thymidine

   Innate Immune Activation through Multiple Pathways  Uniquely Signals Through CDN-STING and Bacterial Chassis in Target Cells to Drive Efficacy  CDN-STINGActivation  SYN-STING  Naked STING Agonist    Gram-negative BacteriaE. coli Nissle   TLR4              IFN-b1  Type 1 IFN  P    IRF3  Phagosome  CDNsC-di-AMP  STING      BACTERIALTLR/MyD88 Signaling  TNF, others    CYTOSOL  NUCLEUS    Gram-negative BacteriaE. coli Nissle   TLR4      IL-6,  p50  p65  NF-κB  APC    BACTERIALIntracellular TLR4 Signaling  TLR4      Gram-negative BacteriaE. coli Nissle       IFN-b1  Type 1 IFN  P    IRF3  Phagosome  TRIF  TRAM    BACTERIALcGAS-STING Activation      Gram-negative BacteriaE. coli Nissle   TLR4            IFN-b1  Type 1 IFN  P    IRF3  2’3’-cGAMP  STING    cGAS  dsDNA(pathogen, host)                          Promotes Trafficking, Immune Activation/Proliferation, Priming  APC  APC  APC  TUMOR

 SYNB1891 In Vitro Characterization  Interferon Production Across Multiple Human STING Alleles Greater than Naked STING Agonist Additional Proinflammatory Pathways Engaged  HUMAN PRIMARY DENDRITIC CELLS  REPORTER HUMAN MONOCYTIC LINE  Human STING Alleles  STING Knockout

 SYNB1891 In Vivo Characterization  d1  107, 5x107 or 108 CFU, i.t. (SYNB1891-PT1)  A20 tumors ~100 mm3, randomize groups  d7  d4  d18    Dose-dependent Anti-tumor Activity of SYNB1891 Prototype Strain (PT1) as a Single Agent  Control  Control  SYNB1891-PT1 (1 x 107)  SYNB1891-PT1 (5 x 107)  SYNB1891-PT1 (1 x 108)          = Dose

   SYNB1891 In Vivo Characterization  SYNB1891 Prototype Strain (PT1) Leads to Systemic Anti-tumor Immunity      SYNB1891-PT1 dose    Re-challenge        d1  108 CFU, i.t. (Bacteria)  A20 tumors ~80-100 mm3, randomize groups  d7  d4  d35  d63  Rechallenge (2e5 A20 cells)  d1

 Dual Innate Immune Activator SYNB1891  A STING Agonist-producing Synthetic Biotic Designed to Locally Inflame the TME and Systemically Drive Tumor Antigen-Specific Immunity  Tumor Colonization without LeakageEnhanced Activity vs. Naked STING AgonistIntracellular Activation of STING and Bacterial-Induced Immune Pathways Within APCsDose-dependent Anti-tumor ActivityImmunological MemoryIND Submission 2H19  STING Agonism in Target Cells that Drive EfficacySparing Cells Where STING Agonism is DetrimentalActivation of Multiple Innate Immune PathwaysLow Systemic Risk  PROMISE OVER OTHER APPROACHES  PROGRESS TOWARDS THE CLINIC

 Additional Synthetic Biotic Effectors  VISION: Rational Design to Locally Inflame the TME AND Systemically Drive Tumor-Antigen Specific Immunity  Chassis effectCXCL10Hyaluronidase  Kyn ConsumptionAde ConsumptionαPD-1 scFv  Chassis effect5FC5FUSTINGαCD40 scFv/CD40L  TNFαIFNγαCD47 ScFv / SirpαGM-CSF      TUMOR  LYMPH NODE  Systemic Tumor-Antigen Specific Immunity           Locally Inflame the TME   IL-15; IL-12Arg Production4-1BBLOX40L    RELIEVE IMMUNOSUPRESSION  PROMOTE AND SUSTAIN IMMUNE ACTIVATION  PRIME FOR TUMOR-ANTIGEN-SPECIFIC VACCINATION  PROMOTE TRAFFICKING

     Broad Ambitions in Immuno-Oncology      SYNB1891  DISCOVERY PORTFOLIO  INTRATUMORAL  Vision: Expand and Exceed the Effect of Cancer Immunotherapies  COMBINATIONS  HARNESS THE MICROBIOME  ORAL

 Summary  © 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 33

       Synthetic BioticTM Medicines Designing for LIFE      © 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 34  Synlogic is building a path to a broad portfolio of products that could change patients’ LIVES  The Company has demonstrated that Synthetic Biotic medicines function as designed in humans  Synlogic is designing microbes that are engineered to compensate for missing functions in a variety of diseases

   Progress and 2019 Milestones  2019 Milestones  SYNB1618 in PKUComplete ongoing study in patientsData expected mid-2019 (safety, tolerability and biomarkers)SYNB1020 in HyperammonemiaComplete ongoing study in patients with cirrhosisData expected mid-2019 (safety, tolerability and ammonia-lowering)With ammonia-lowering data define development planSYNB1891 in Immuno-OncologyIND submission 2H2019Advance collaborations and preclinical pipeline  2018 Accomplishments  SYNB1618 in PKUPreclinical data published in Nature Biotechnology. Safe, well-tolerated, proof of mechanism in HVsFDA Fast Track DesignationSYNB1618 and SYNB1020 Initiated studies in patients Established in-house manufacturing capability for mid-stage clinical studies. Developed path to solid oral formulationIO Lead Candidate, SYNB1891, selected Initiated IND enabling studiesAdvanced AbbVie collaboration

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